UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 22, 2006

Paradigm Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Wyoming (State or other jurisdiction of incorporation)	09-154 (Commission File Number)	83-0211506 (IRS Employer Identification No.)

9715 Key West Avenue, Third Floor, Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

(301) 468-1200
Registrant's telephone number, including area code

None
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective as of August 16, 2006, Paradigm Holdings, Inc., a Wyoming corporation (the "Company"), Paradigm Solutions International, Inc., a Maryland corporation and wholly-owned subsidiary of the Company (“PSI”), Thomas J. Kristofco (“Kristofco”) and Robert J. Duffy (“Duffy”) entered into an agreement whereby the parties agreed that, as applied to Kristofco and Duffy, Section 1.7 of the Merger Agreement, dated October 12, 2005 (the “Merger Agreement”) by and between the Company, PSI, Blair Management Services, Inc. t/d/b/a Blair Technology Group, a Pennsylvania corporation (“Blair”) and the shareholders of Blair (collectively, the “Shareholders”) with respect to the Contingent Share (as defined in the Merger Agreement) provisions shall be canceled and replaced in their entirety with the information below.

To the extent Kristofco and Duffy are employed by the Company and/or PSI on the respective dates indicated in the table below, or if no longer employed by the Company and/or PSI on the respective dates for any reasons other than voluntary termination or termination for Cause, each of Kristofco and Duffy shall be awarded newly-issued shares of the Company as set forth below:

Individual	Number of Shares to be Issued	Number of Shares to be Issued	Number of Shares to be Issued
	September 1, 2006	November 1, 2006	December 31, 2006

Kristofco	77,777	77,778	77,778
Duffy	19,444	19,444	19,445

For purposes hereof, “Cause” shall mean (a) the conviction with respect to any felony or misdemeanor involving theft, fraud, dishonesty or misrepresentation; (b) any material misappropriation, embezzlement or conversion of the Company’s and/or PSI’s property; or (c) willful misconduct in respect to the material duties or obligations of the executive with respect to their employment with the Company and/or PSI.

Kristofco and Duffy, each in exchange for this opportunity to be awarded the aforesaid shares, formally and absolutely extinguish all rights to any and all other Contingent Shares as described in and which could have been earned or awarded pursuant to Section 1.7 of the Merger Agreement and amend their entitlement to bonus compensation as contained within Section 4, Sub-section entitled “Bonus Compensation” of their respective employment agreements.

In addition, effective August 16, 2006, the Company entered into amendments to employment agreements for Messrs. Kristofco and Duffy, respectively.

The Company is currently reviewing the agreements to determine and apply the appropriate accounting treatment and impact to its financial statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 99.1	Agreement, effective August 16, 2006, by and among Paradigm Holdings, Inc., Paradigm Solutions International, Inc., Thomas Kristofco and Robert Duffy.	Provided herewith
Exhibit 99.2	Amendment to Employment Agreement, effective August 16, 2006, by and between Paradigm Solutions International, Inc. and Thomas Kristofco.	Provided herewith
Exhibit 99.3	Amendment to Employment Agreement, effective August 16, 2006, by and between Paradigm Solutions International, Inc. and Robert Duffy.	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM HOLDINGS, INC.

Date: August 23, 2006	By:	/s/ Raymond A. Huger
Raymond A. Huger
Chairman and Chief Executive Officer